SUPPLEMENT DATED JANUARY 31, 2012
TO THE STATEMENT OF ADDITIONAL INFORMATION FOR THE
FIRST INVESTORS LIFE LEVEL PREMIUM VARIABLE
LIFE INSURANCE SEPARATE ACCOUNT B
OFFERED BY
FIRST INVESTORS LIFE INSURANCE COMPANY
DATED MAY 1, 2011

The second paragraph under the heading “Services” at page 4 of the Statement of Additional Information  is deleted in its entirety and replaced with the following:

Independent Registered Public Accounting Firm.  KPMG LLP, 345 Park Avenue, New York, NY 10154, has been selected as the  independent registered public accounting firm for Separate Account B.  First Investors Life pays KPMG LLP a fee for serving as the independent registered public accounting firm for Separate Account B, which is set by the Audit Committee of the Board of Directors of First Investors Life.  We include the financial statements in reliance upon the authority of said firm as experts in accounting and auditing.

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